                                                                EXHIBIT h(10)(c)


                                 AMENDMENT NO. 2
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated June 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Funds Group, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                                 AIM FUNDS GROUP


PORTFOLIOS                                                             EFFECTIVE DATE OF AGREEMENT
----------                                                             ---------------------------

AIM Balanced Fund                                                                  June 1. 2000

AIM Global Utilities Fund                                                          June 1, 2000

AIM Select Growth Fund                                                             June 1, 2000

AIM Value Fund                                                                     June 1, 2000

AIM European Small Company Fund                                                  August 30, 2000

AIM International Emerging Growth Fund                                           August 30, 2000

AIM New Technology Fund                                                          August 30, 2000

AIM Small Cap Equity Fund                                                        August 30, 2000

AIM Value II Fund                                                                August 30, 2000

AIM Explorer Fund                                                                December ___, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  December ____, 2000

                                          A I M ADVISORS, INC.


Attest:                                   By:
          -----------------------------         -----------------------------
              Assistant Secretary               Robert H. Graham
                                                President


(SEAL)

                                          AIM FUNDS GROUP


Attest:                                   By:
          -----------------------------         -----------------------------
              Assistant Secretary               Robert H. Graham
                                                President


(SEAL)